INVESCO Dynamics Fund, Inc.
                              (August 31, 1995)

                   INVESCO Emerging Opportunity Funds, Inc.
                             (September 11, 1995)

                          INVESCO Growth Fund, Inc.
                             (December 29, 1995)

                     INVESCO Industrial Income Fund, Inc.
                              (October 31, 1995)

                      INVESCO Multiple Asset Funds, Inc.
                             (November 30, 1995)


      Supplement to Statements of Additional Information of Above Funds
                  Date of Which is Indicated in Parentheses

      The section of the above Funds' Statements of Additional Information entitled "Investment Practices - Placement of Portfolio Brokerage" is amended by adding the following as the fifth paragraph of that section, without deleting any of the existing paragraphs:

      Certain brokers are paid a fee (the "Broker's Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the brokers. The Broker's Fee is based on the average daily value of the investments in each Fund made by a broker and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Broker's Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized each Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the broker's omnibus accounts in that Fund. INVESCO, in turn, pays these transfer agency fees to the broker as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Broker's Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Broker's Fee with respect to these NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Plan to pay the remainder of the Broker's Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of a Fund's Broker's Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized INVESCO to place a portion of each Fund's brokerage transactions with certain brokers that sponsor NTF Programs, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of a specific Fund may be credited by the broker first against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, and second against any Rule 12b-1 fees used to pay a portion of the Broker's Fee, on a basis which has resulted from negotiations between INVESCO and the broker.* Thus, the Fund pays sub-transfer agency or recordkeeping fees to the broker in payment of the Broker's Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by a Fund to INVESCO with respect to investors who have beneficial interests in a particular broker's omnibus accounts in that Fund exceeds the Broker's Fee applicable to that Fund, INVESCO may carry forward the excess and apply it to future Broker's Fees payable to that broker with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Company. The Company's board of directors has also authorized the Company to pay an amount equal to any credits received by the Funds against their respective Rule 12b-1 fees as a result of these arrangements to INVESCO in reimbursement of other expenses incurred by INVESCO in engaging in the activities and providing the services on behalf of the respective Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan.

* With respect to INVESCO Multiple Asset Funds, Inc., the Company's directors have not authorized INVESCO to place any portion of the INVESCO Multi-Asset Allocation Fund's brokerage transactions with brokers that sponsor NTF Programs in order to obtain such credits.

      The date of this Supplement is March 1, 1996.